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Exhibit 10.6  Cerritos Valley Bancorp 1993 Stock Option Plan and form of incentive stock option and nonqualified stock option agreement.

                               CERRITOS VALLEY BANCORP
                                1993 STOCK OPTION PLAN

1.   PURPOSE

     The purpose of the Cerritos Valley Bancorp 1993 Stock Option Plan (the "Plan") is to strengthen Cerritos Valley Bancorp (the "Bancorp") and those corporations which are or hereafter become subsidiary corporations of the Bancorp by providing an additional means of attracting and retaining competent directors, officers and management level employees and by providing to participating directors, officers and management level employees added incentive for high levels of performance. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such directors, officers and management level employees may purchase shares of the common stock of the Bancorp pursuant to options granted in accordance with the Plan.

     Options granted pursuant to the Plan are intended to be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or "nonqualified stock options", as shall be determined and designated upon the grant of each option hereunder.

2.   ADMINISTRATION

     This Plan shall be administered by the Board of Directors (the "Board"). The Board in its sole discretion may from time to time appoint a committee (the "Stock Option Committee") to administer the Plan and exercise all of the powers, authority and discretion of the Board under this Plan. The Board may from time to time remove members from, or add members to, the Stock Option Committee, and vacancies on the Stock Option Committee shall be filled by the Board. The Board may abolish the Stock Option Committee at any time and/or revest in the Board the administration of the Plan.

     Any action of the Board, or the Stock Option Committee, if applicable, with respect to the administration of the Plan shall be taken pursuant to a majority vote, or the unanimous written consent, of its members. Subject to the express provisions of the Plan, the Board, or the Stock Option Committee, if applicable, shall have the authority to construe and interpret the Plan, define the terms used therein, prescribe, amend and rescind, the rules and regulations relating to administration of the Plan, and make all other determinations necessary or advisable for administration of the Plan.

     All decisions, determinations, interpretations or other actions by the Board, or the Stock Option Committee, if applicable, shall be final, conclusive and binding on all persons, optionees, grantees, subsidiary corporations of the Bancorp and any successors-in-interest to such parties.

     With regard to the granting of a stock option to a member of the Board, or the Stock Option Committee, if applicable, such member must abstain from voting.

3.   INCENTIVE STOCK OPTIONS

     All options granted which are designated at the time of grant as an "incentive stock option" shall be deemed an incentive stock option.

     (a) Incentive stock options granted under this Plan are intended to be qualified under Section 422 of the Code.

     (b) Full-time salaried officers and management level employees of the Bancorp or of subsidiary corporations (as that term is defined in Section 424(f) of the Code), shall be eligible for selection to participate in the incentive stock option portion of the Plan. No director of the Bancorp who is not also a full-time salaried officer or employee of the Bancorp or a subsidiary corporation, may be granted an incentive stock option hereunder. Subject to the express provisions of the Plan,

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the Stock Option Committee or the Board, as applicable, shall select from the eligible class of employees and make recommendations to the Board concerning the individuals to whom incentive stock options shall be granted, the terms and provisions of the respective incentive stock option agreements, the times at which such incentive stock options shall be granted and the number of shares subject to each incentive option. An individual who has been granted an incentive stock option hereunder may, if he or she is otherwise eligible, be granted additional incentive stock options if the Board shall so determine.

     (c) The Board shall determine the individuals who shall receive incentive stock options and the terms and provisions of the incentive stock options, and shall grant such incentive stock options to such individuals. Notwithstanding the above sentence, however, the Board may delegate to the Stock Option Committee the power to determine the individuals who shall receive options and the terms and provisions of such incentive stock options, and the power to grant incentive stock options to such individuals.

     (d) Except as described in subsection (f) below, the Board or the Stock Option Committee, if authorized, shall not grant an incentive stock option to purchase shares of the Bancorp's common stock to any individual who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Bancorp or a subsidiary corporation. The attribution rules of Section 424(d) of the Code shall apply in the determination of ownership of stock for these purposes.

     (e) The aggregate fair market value (determined as of the time the incentive stock option is granted) of stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under all plans of the Bancorp and its subsidiary corporations, if any) shall not exceed $100,000, plus any greater amount as may be permitted under subsequent amendments to the Code.

     (f) The purchase price of stock subject to each incentive stock option shall be determined by the Board (or the Stock Option Committee, if authorized), but shall not be less than one hundred percent (100%) of the fair market value of such stock at the time such option is granted, except, in the case of optionees who at the time of the grant own more than ten percent (10%) of the total combined voting power of all classes of stock of the Bancorp or a subsidiary corporation (as defined in Section 422 of the Code), in which case the purchase price of the stock shall not be less than one hundred ten percent (110%) of the fair market value of such stock at the time such option is granted and the term of such option shall be for no more than five (5) years. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation Section 20.2031-2.

4.   NONQUALIFIED STOCK OPTIONS

     (a) All options granted which are (i) in excess of the aggregate fair market value limitations set forth in Section 3(e) hereof, (ii) designated at the time of the grant as "nonqualified", or (iii) intended to be incentive stock options but do not meet the requirements of incentive stock options, shall be deemed nonqualified stock options. Nonqualified stock options granted hereunder shall be so designated in the nonqualified stock option agreement entered into between the Bancorp and the optionee.

     (b) Directors, full-time salaried officers (including full-time salaried officers who are also directors) and management level employees of the Bancorp or a subsidiary corporation shall be eligible for selection to participate in the nonqualified stock option portion of the Plan. Subject to the express provisions of the Plan, the Stock Option Committee or Board, as applicable, shall (i) select from the eligible class of individuals to whom nonqualified stock options shall be granted, (ii) determine the discretionary terms and provisions of the respective nonqualified stock option agreements (which need not be identical), (iii) determine the times at which such nonqualified stock options shall be granted, and (iv) determine the number of shares subject to each nonqualified stock option. An individual who has been granted a nonqualified stock option may, if he or she is otherwise eligible under the Plan, be granted additional nonqualified stock options if the Board shall so determine.

     (c) The Board shall determine the individuals who shall receive nonqualified stock options and the terms and provisions of the nonqualified stock options, and shall grant such nonqualified stock options to such individuals. Notwithstanding the above, however, the Board may delegate to the Stock Option Committee the power to determine the individuals who shall receive nonqualified stock options, and the terms and provisions of such nonqualified stock options, and the power to grant nonqualified stock options to such individuals.

     (d) The purchase price of stock subject to each nonqualified stock option shall be determined by the Board (or the Stock Option Committee, if authorized), but shall not be less than one hundred percent (100%) of the fair market value of such stock at the time such option is granted, except, in the case of optionees who at the time of the grant own more than ten percent (10%) of the total combined voting power of all classes of stock of the Bancorp or a subsidiary corporation (as defined in Section 422 of the Code), in which case the purchase price of the stock shall not be less than one hundred ten percent (110%) of the fair market value of such stock at the time such option is granted. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation 20.2031-2.

5.   STOCK SUBJECT TO THE PLAN

     Subject to adjustments as provided in Section 12, hereof, the stock to be offered under the Plan shall be shares of the Bancorp's authorized but unissued common stock (hereinafter called "stock") and the aggregate amount of stock to be delivered upon exercise of all options granted under this Plan shall not exceed 197,600 shares. If any option shall be cancelled, surrendered or expire for any reason without having been exercised in full, the underlying shares subject thereto shall again be available for purposes of this Plan.

6.   CONTINUATION OF EMPLOYMENT

     Nothing contained in the Plan (or in any option agreement) shall obligate the Bancorp or any subsidiary corporation to employ any optionee for any period or interfere in any way with the right of the Bancorp or a subsidiary corporation to reduce the optionee's compensation. However, the Bancorp may not reduce the terms of any option without the approval of the optionee.

7.   EXERCISE OF OPTIONS

     No option shall be exercisable until all necessary regulatory and shareholder approvals are obtained. Except as otherwise provided in this section, each option shall be exercisable in such installments, which need not be equal, and upon such contingencies as the Board (or the Stock Option Committee, if authorized) shall determine; provided, however, that if an optionee shall not in any given installment period purchase all of the shares which the optionee is entitled to purchase in such installment period, the optionee's right to purchase any shares not purchased in such installment period shall continue until expiration or termination of such option. Notwithstanding the foregoing, the options shall vest at the rate of at least 20% per year over a five year period from the date the option is granted.

     Fractional share interests shall be disregarded, except that they may be accumulated. Not less than ten (10) shares may be purchased at any one time unless the number of shares purchased is the total number of shares which is exercisable at such time. Options may be exercised by written notice

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delivered to the Bancorp stating the number of shares with respect to which the option is being exercised, together with the full purchase price for such shares. Payment of the option price in full, for the number of shares to be delivered, must be made in cash, or subject to applicable law, with the Bancorp's stock previously acquired by the optionee. The equivalent dollar value of shares used to effect a purchase shall be the fair market value of the shares on the date of exercise. If the option is being exercised by any person other than the optionee, said notice shall be accompanied by proof, satisfactory to counsel for the Bancorp, of the right of such person to exercise the option. Optionees will have no rights as shareholders with respect to stock of the Bancorp subject to their stock option agreements until the date of issuance of the stock certificate to them.

8.   NONTRANSFERABILITY OF OPTIONS

     Each option shall, by its terms, be nontransferable by the optionee other than by will or the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the optionee.

9.   CESSATION OF DIRECTORSHIP OR EMPLOYMENT

     Except as provided in Sections 10 and 20 hereof, if an optionee ceases to be a director or an employee of the Bancorp or a subsidiary corporation for any reason other than his or her disability (as defined in Section 22(e)(3) of the Code) or death, the optionee's option shall expire ninety (90) days after the date of termination of such directorship or employment. During the period after cessation of directorship or employment, such option shall be exercisable only as to those installments, if any, which have accrued and/or vested as of the date on which the optionee ceased to be a director or employee of the Bancorp or a subsidiary corporation.

10.  TERMINATION OF EMPLOYMENT FOR CAUSE

     If the stock option agreement so provides and if an optionee's employment by the Bancorp or a subsidiary corporation is terminated for cause, the optionee's option shall expire thirty (30) days from the date of such termination. Termination for cause shall include, but not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Bancorp or a subsidiary corporation, and, in any event, the determination of the Board with respect thereto shall be final and conclusive.

11.  DISABILITY OR DEATH OF OPTIONEE

     If any optionee dies while serving as a director or employee of the Bancorp or a subsidiary corporation, the option shall expire one (1) year after the date of such death, except as provided in Section 20 hereof. After such death but before such expiration, the persons to whom the optionee's rights under the option shall have passed by will or by the laws of descent and distribution or the executor or administrator of optionee's estate shall have the right to exercise such option to the extent that installments, if any, had accrued and/or vested as of the date on which the optionee ceased to be director or employee of the Bancorp or a subsidiary corporation.

     If the optionee shall terminate his or her directorship or employment because of disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise this option to the extent he or she is entitled to do so at the date of termination, at any time within one (1) year of the date of termination, except as provided in Section 20 hereof.

     If any optionee dies or becomes disabled during the ninety (90) day period referred to in Section 9 hereof, the option shall expire one (1) year after the date of such death or disability, except as provided in Section 20 hereof.

12.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     If the outstanding shares of the stock of the Bancorp are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Bancorp through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, without consideration to the Bancorp, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be made without change in the total price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share subject to the option. Any adjustment under this Section 12 shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of any such adjustment, and fractional share-interests shall be disregarded, except that they may be accumulated.

13.  TERMINATING EVENTS

     A Terminating Event shall be defined as any one of the following events:
(i) a dissolution or liquidation of the Bancorp; (ii) a reorganization, merger or consolidation of the Bancorp with one or more corporations, the result of which (A) the Bancorp is not the surviving corporation, or (B) the Bancorp becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own directly or indirectly, over 80% of the aggregate voting power of all outstanding equity securities of the Bancorp);
(iii) a sale of substantially all the assets of the Bancorp to another corporation; or (iv) a sale of the equity securities of the Bancorp representing more than 80% of the aggregate voting power of all outstanding equity securities of the Bancorp to any person or entity, or any group of persons and/or entities acting in concert. Upon a Terminating Event (i) the Bancorp shall deliver to each optionee no less than thirty (30) days prior to the Terminating Event, written notification of the Terminating Event and the optionee's right to exercise all options granted pursuant to this Plan, whether or not vested under this Plan or applicable stock option agreement, and (ii) all outstanding options granted pursuant to this Plan shall completely vest and become immediately exercisable as to all shares granted pursuant to the option immediately prior to such Terminating Event. This right of exercise shall be conditional upon execution of a final plan of dissolution or liquidation or a definitive agreement of consolidation or merger. Upon the occurrence of the Terminating Event all outstanding options and the Plan shall terminate; provided, however, that any outstanding options not exercised as of the occurrence of the Terminating Event shall not terminate if there is a successor corporation which assumes the outstanding options or substitutes for such options, new options covering the stock of the successor corporation with appropriate adjustments as to the number and kind of shares and prices.

14.  AMENDMENT AND TERMINATION

     The Board may at any time suspend, amend or terminate the Plan and may, with the consent of the optionee, make such modification of the terms and conditions of the option as it shall deem advisable; provided that, except as permitted under the provisions of Sections 12 and 13 hereof, no amendment or modification which would:

     (a) increase the maximum number of shares which may be purchased pursuant to options granted under the Plan either in the aggregate or by an individual;

     (b)  change the minimum option price;

     (c)  increase the maximum term of options provided for herein; or


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     (d)  permit options to be granted to anyone other than directors, full-time salaried officers (including a full-time salaried officer who is also a director) or management level employees of the Bancorp or a subsidiary corporation;

may be adopted without the Bancorp having first obtained any necessary regulatory and shareholder approvals required by law.

     No option may be granted during any suspension or after termination of the Plan. Amendment, suspension or termination of the Plan shall not (except as otherwise provided in Section 12 hereof), without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted.

15.  TIME OF GRANTING OPTIONS

     The time an option is granted, sometimes referred to as the date of grant, shall be the day of the action of the Board (or Stock Option Committee, if authorized) described in Sections 3(c) and 4(c) hereof; provided, however, that if appropriate resolutions of the Board (or the Stock Option Committee, if authorized) indicate that an option is granted as of and on some future date, the time such option is granted shall be such future date. If action by the Board (or the Stock Option Committee, if authorized) is taken by unanimous written consent of its members, the action of the Board (or the Stock Option Committee) shall be deemed to be at the time the last Board (or Stock Option Committee) member signs the consent.

16.  PRIVILEGES OF STOCK OWNERSHIP;
     SECURITIES LAW COMPLIANCE; NOTICE OF SALE

     No optionee shall be entitled to the privileges of stock ownership as to any shares of stock not actually issued. No shares shall be purchased upon the exercise of any option unless and until the Bancorp has fully complied with all applicable requirements of any regulatory agency having jurisdiction over the Bancorp, and all applicable requirements of any exchange upon which stock of the Bancorp may be listed. The optionee shall give the Bancorp notice of any sale or disposition of any such shares not more than five (5) days after such sale or disposition.

17.  EFFECTIVE DATE OF THE PLAN

     The Plan shall be deemed adopted by the Board as of April 5, 1993.
However, the Plan will not be effective as of April 5, 1993 unless and until the Plan is approved by the shareholders of the Bancorp within twelve months of the date the Plan is adopted, by the vote of a majority of the outstanding shares represented and voting at a duly held meeting of shareholders at which a quorum is present, or by the written consent vote of the holders of a majority of the outstanding shares of the Bancorp stock. No option under the Plan shall be exercised prior to the shareholders' approval of the Plan.

18.  TERMINATION

     Unless previously terminated by the Board, the Plan shall terminate at the close of business on a date ten (10) years from the earlier of the date of approval by the Bancorp's outstanding shares or the date of adoption of this Plan by the Board. No options shall be granted under the Plan thereafter, but such termination shall not affect any option theretofore granted.

19.  OPTION AGREEMENT

     Each option shall be evidenced by a written stock option agreement executed by the Bancorp and the optionee and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions as are deemed desirable and are not


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inconsistent with the Plan.  Each incentive stock option agreement shall contain such terms and provisions as the Board or Stock Option Committee may determine to be necessary in order to qualify such option as an incentive stock option within the meaning of Section 422 of the Code.

20.  OPTION PERIOD

     Each option and all rights and obligations thereunder shall expire on such date as the Board (or the Stock Option Committee, if authorized) may determine, but not later than ten (10) years from the date such option is granted, and shall be subject to earlier termination as provided elsewhere in the Plan.

21.  EXCULPATION AND INDEMNIFICATION

     To the extent permitted by applicable law in effect from time to time, no member of the Board or Stock Option Committee shall be liable for any act or omission of any other member of the Board or Stock Option Committee nor for any act or omission on the member's own part, except the member's own willful misconduct or gross negligence. The Bancorp and its subsidiary corporations shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Board or Stock Option Committee in any action brought by a third party against such person (whether or not the Bancorp is joined as a party defendant) to impose a liability or penalty on such person while a member of the Board or Stock Option Committee arising with respect to the Plan or administration thereof or out of membership on the Board or Stock Option Committee, or all or any combination of the preceding; provided, the Board determines in good faith that such member of the Board or Stock Option Committee was acting in good faith, within what such member of the Board or Stock Option Committee reasonably believed to be the scope of his or her employment or authority, and for a purpose which he or she reasonably believed to be in the best interests of the Bancorp or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This Section 21 does not apply to any action instituted or maintained in the right of the Bancorp by a shareholder or holder of a voting trust certificate representing shares of the Bancorp or any subsidiary corporation thereof. The provisions of this Section 21 shall apply to the estate, executor, administrator, heirs, legatees or devisees of a member of the Board or Stock Option Committee, and the term "person" as used in this Section 21 shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

22.  AGREEMENT AND REPRESENTATIONS OF OPTIONEE

     Unless the shares of stock covered by this Plan have been registered with the Securities Exchange Commission, each optionee shall, by accepting an option, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all stock will be acquired for investment and not for resale or distribution. Upon such exercise of any portion of an option, the person entitled to exercise the same shall, upon request of the Bancorp, furnish evidence satisfactory to the Bancorp (including a written and signed representation) to the effect that the stock is being acquired in good faith for investment and not for resale or distribution. Furthermore, the Bancorp, at its sole discretion, may take all reasonable steps, including affixing the following legend (and/or such other legend or legends as counsel shall require) on certificates embodying the shares:

     The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be sold, pledged, hypothecated or otherwise transferred or offered for sale in the absence of an effective registration statement with respect to them under the Securities Act of 1933 or a written opinion of counsel for the optionee which opinion shall be acceptable to counsel for the Bancorp that registration is not required.

to assure itself against any sale or distribution by the optionee which does not comply with this Plan or any federal or state securities laws.

     The Bancorp agrees to remove any legend affixed to the certificates embodying the shares pursuant to this Section 22 when all of the restrictions on the transfer of the shares, whether imposed by this Plan or federal or state law, have terminated.

23.  INFORMATION TO EMPLOYEES

     The Bancorp shall provide optionees with financial statements of the Bancorp at least annually.

24.  NONEXEMPT PLAN UNDER SECTION 16b-3

     This Plan is not a Section 16b-3 exempt plan.


                              CERRITOS VALLEY BANCORP


                              By  /s/ Kay Toma
                                --------------------------------------
                                   DR. KAY TOMA, MD   CHAIRMAN

                              By  /s/ James N. Koury
                                --------------------------------------
                                   JAMES N. KOURY, PRESIDENT/CEO

                              By  /s/ Ellen Toma
                                --------------------------------------
                                   ELLEN TOMA, SECRETARY

NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NO SHARES OF CERRITOS VALLEY BANCORP'S COMMON STOCK SHALL BE ISSUED PURSUANT HERETO UNLESS THE CERRITOS VALLEY BANCORP 1993 STOCK OPTION PLAN SHALL HAVE FIRST BEEN APPROVED BY THE SHAREHOLDERS OF CERRITOS VALLEY BANCORP.

                               CERRITOS VALLEY BANCORP

                           INCENTIVE STOCK OPTION AGREEMENT


     This Incentive Stock Option Agreement (the "Agreement") is made and entered into as of the ______ day of __________, _____, by and between Cerritos Valley Bancorp, a California corporation (the "Bancorp"), and ________________ ("Optionee");

     WHEREAS, pursuant to the Cerritos Valley Bancorp 1993 Stock Option Plan (the "Plan"), a copy of which is attached hereto, the Board of Directors of the Bancorp (or the Stock Option Committee, if authorized by the Board of Directors) has authorized granting to Optionee an incentive stock option to purchase all or any part of ______________ (_____) authorized but unissued shares of the Bancorp's common stock for cash at the price of _____________ Dollars ($_____) per share, such option to be for the term and upon the terms and conditions hereinafter stated;

     NOW, THEREFORE, it is hereby agreed:

     1. GRANT OF OPTION. Pursuant to said action of the Board of Directors (or the Stock Option Committee, if authorized) and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Bancorp hereby grants to Optionee the option to purchase, upon and subject to the terms and conditions of the Plan, as amended, which is incorporated in full herein by this reference, all or any part of ______________ (_____) shares of the Bancorp's common stock (hereinafter called "stock") at the price of _______________ Dollars ($_____) per share, which price is not less than one hundred percent (100%) of the fair market value of the stock (or not less than 110% of the fair market value of the stock for Optionee-shareholders who own securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Bancorp) as of the date of action of the Board of Directors (or the Stock Option Committee, if authorized) granting this option.

     2.  EXERCISABILITY.  This option shall be exercisable as to
____________________________
________________________________________________________________________________
________________________________________________________________________________
__________________________________. This option shall remain exercisable as to all of such shares until
______________ __, _____ (but not later than ten (10) years from the date this option is granted) unless this option has expired or terminated earlier in accordance with the provisions hereof. Shares as to which this option becomes exercisable pursuant to the foregoing provision may be purchased at any time prior to expiration of this option.

     3. EXERCISE OF OPTION. This option may be exercised by written notice delivered to the Bancorp stating the number of shares with respect to which this option is being exercised, together with cash or shares of the Bancorp's stock, as applicable, in the amount of the purchase price of such shares. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number which may be purchased under this option and in no event may the option be exercised with respect to fractional shares. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the withholding of any federal and state taxes then due.

     4. CESSATION OF EMPLOYMENT. Except as provided in Paragraphs 2 and 5 hereof, if Optionee shall cease to be an employee of the Bancorp or a subsidiary corporation for any reason other than Optionee's death or disability, [as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended from time to time (the "Code")], this option shall expire ninety (90) days thereafter. During the ninety (90) day period this option shall be exercisable only as to those installments, if any, which had accrued as of the date when Optionee ceased to be an employee of the Bancorp or the subsidiary corporation.

     5. TERMINATION OF EMPLOYMENT FOR CAUSE. If Optionee's employment with the Bancorp or a subsidiary corporation is terminated for cause, this option shall expire thirty (30) days from the date of such termination. Termination for cause shall include, but not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Bancorp or a subsidiary corporation, and, in any event, the determination of the Board of Directors with respect thereto shall be final and conclusive.

     6. NONTRANSFERABILITY; DEATH OR DISABILITY OF OPTIONEE. This option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during Optionee's lifetime only by Optionee. If Optionee dies while an employee of the Bancorp or a subsidiary corporation, or during the ninety (90) day period referred to in Paragraph 4 hereof, this option shall expire one (1) year after the date of Optionee's death or on the day specified in Paragraph 2 hereof, whichever is earlier. After Optionee's death but before such expiration, the persons to whom Optionee's rights under this option shall have passed by will or by the applicable laws of descent and distribution or the executor or administrator of Optionee's estate shall have the right to exercise this option as to those shares for which installments had accrued under Paragraph 2 hereof as of the date on which Optionee ceased to be an employee of the Bancorp or a subsidiary corporation.

     If Optionee terminates his or her employment because of disability, (as defined in Section 22(e)(3) of the Code), Optionee may exercise this option to the extent he or she is entitled to do so at the date of termination, at any time within one (1) year of the date of termination, or before the expiration date specified in Paragraph 2 hereof, whichever is earlier.

     7. EMPLOYMENT. This Agreement shall not obligate the Bancorp or a subsidiary corporation to employ Optionee for any period, nor shall it interfere in any way with the right of the Bancorp or a subsidiary corporation to reduce Optionee's compensation.

     8. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall have no rights as a shareholder with respect to the Bancorp's stock subject to this option until the date of issuance of stock certificates to Optionee. Except as provided in the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

     9. MODIFICATION AND TERMINATION. The rights of Optionee are subject to modification and termination upon the occurrence of certain events as provided in Sections 13 and 14 of the Plan.

     10. NOTIFICATION OF SALE. Optionee agrees that Optionee, or any person acquiring shares upon exercise of this option, will notify the Bancorp not more than five (5) days after any sale or other disposition of such shares.

     11. REPRESENTATIONS OF OPTIONEE. No shares issuable upon the exercise of this option shall be issued and delivered unless and until the Bancorp has complied with all applicable requirements of California and federal law and of the Securities and Exchange Commission and the California Department of Corporations pertaining to the issuance and sale of such shares, and all applicable listing requirements of the securities exchanges, if any, on which shares of the Bancorp of the same class are then listed. Optionee agrees to ascertain that such requirements shall have been complied with at the time of any exercise of this option. In addition, if the Optionee is an "affiliate" for purposes of the Securities Act of 1933, there may be additional restrictions on the resale of stock, and Optionee therefore agrees to ascertain what those restrictions are and to abide by the restrictions and other applicable federal and state securities laws.

     Furthermore, the Bancorp may, if it deems appropriate, issue stop transfer instructions against any shares of stock purchased upon the exercise of this option and affix to any certificate representing such shares the legends which the Bancorp deems appropriate.

     Optionee represents that the Bancorp, its directors, officers, employees and agents have not and will not provide tax advice with respect to the option, and Optionee agrees to consult with his or her own tax advisor as to the specific tax consequences of the option, including the application and effect of federal, state, local and other tax laws.

     12. NOTICES. Any notice to the Bancorp provided for in this Agreement shall be addressed to it in care of its President or Chief Financial Officer at its main office and any notice to Optionee shall be addressed to Optionee's address on file with the Bancorp or a subsidiary corporation, or to such other address as either may designate to the other in writing. Any notice shall be deemed to be duly given if and when enclosed in a properly sealed envelope and addressed as stated above and deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, any written notice under this Agreement may be given to Optionee in person, and to the Bancorp by personal delivery to its President or Chief Financial Officer.

     13. INCENTIVE STOCK OPTION. This Agreement is intended to be an incentive stock option agreement as defined in Section 422 of the Code.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

OPTIONEE                           CERRITOS VALLEY BANCORP


By                                      By
  -----------------------                 -------------------------

                                        By
                                          -------------------------

NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NO SHARES OF CERRITOS VALLEY BANCORP'S COMMON STOCK SHALL BE ISSUED PURSUANT HERETO UNLESS THE CERRITOS VALLEY BANCORP 1993 STOCK OPTION PLAN SHALL HAVE FIRST BEEN APPROVED BY THE SHAREHOLDERS OF CERRITOS VALLEY BANCORP.

                               CERRITOS VALLEY BANCORP

                         NONQUALIFIED STOCK OPTION AGREEMENT


     This Nonqualified Stock Option Agreement (the "Agreement") is made and entered into as of the ______ day of __________, ____, by and between Cerritos Valley Bancorp, a California corporation (the "Bancorp"), and _______________, ("Optionee");

     WHEREAS, pursuant to the Cerritos Valley Bancorp 1993 Stock Option Plan (the "Plan"), a copy of which is attached hereto, the Board of Directors of the Bancorp (or the Stock Option Committee, if authorized by the Board of Directors) has authorized granting to Optionee a nonqualified stock option to purchase all or any part of _______________ (_________) authorized but unissued shares of the Bancorp's common stock for cash at the price of ________ Dollars ($_____) per share, such option to be for the term and upon the terms and conditions hereinafter stated;

     NOW, THEREFORE, it is hereby agreed:

     1. GRANT OF OPTION. Pursuant to said action of the Board of Directors (or the Stock Option Committee, if authorized) and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Bancorp hereby grants to Optionee the option to purchase, upon and subject to the terms and conditions of the Plan, as amended, which is incorporated in full herein by this reference, all or any part of _______________ (______) shares of the Bancorp's common stock (hereinafter called "stock") at the price of ________________ Dollars ($______) per share, which price is not less than one hundred percent (100%) of the fair market value of the stock (or not less than 110% of the fair market value of the stock for Optionee-shareholders who own securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Bancorp) as of the date of action of the Board of Directors (or the Stock Option Committee, if authorized) granting this option.

     2.  EXERCISABILITY.  This option shall be exercisable as to
____________________________
________________________________________________________________________________
________________________________________________________________________________
__________________________________. This option shall remain exercisable as to all of such shares until __________, _____ (but not later than ten (10) years from the date this option is granted) unless this option has expired or terminated earlier in accordance with the provisions hereof. Shares as to which this option becomes exercisable pursuant to the foregoing provision may be purchased at any time prior to expiration of this option.

     3. EXERCISE OF OPTION. This option may be exercised by written notice delivered to the Bancorp stating the number of shares with respect to which this option is being exercised, together with cash or shares of the Bancorp's stock, as applicable, in the amount of the purchase price of such shares. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number which may be purchased under this option and in no event may the option be exercised with respect to fractional shares. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the withholding of any federal and state taxes then due.

     4. CESSATION OF DIRECTORSHIP OR EMPLOYMENT. Except as provided in Paragraphs 2 and 5 hereof, if Optionee shall cease to be a director or employee of the Bancorp or a subsidiary corporation for any reason other than Optionee's death or disability, [as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended from time to time (the "Code")] this option shall expire ninety (90) days thereafter. During the ninety (90) day period this option shall be exercisable only as to those installments, if any, which had accrued as of the date when Optionee ceased to be a director or employee of the Bancorp or the subsidiary corporation.

     5. TERMINATION OF EMPLOYMENT FOR CAUSE. If Optionee's employment with the Bancorp or a subsidiary corporation is terminated for cause, this option shall expire thirty (30) days from the date of such termination. Termination for cause shall include, but not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Bancorp or a subsidiary corporation, and, in any event, the determination of the Board of Directors with respect thereto shall be final and conclusive.

     6. NONTRANSFERABILITY; DEATH OR DISABILITY OF OPTIONEE. This option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during Optionee's lifetime only by Optionee. If Optionee dies while serving as a director or employee of the Bancorp or a subsidiary corporation, or during the ninety (90) day period referred to in Paragraph 4 hereof, this option shall expire one (1) year after the date of Optionee's death or on the day specified in Paragraph 2 hereof, whichever is earlier. After Optionee's death but before such expiration, the persons to whom Optionee's rights under this option shall have passed by will or by the applicable laws of descent and distribution or the executor or administrator of Optionee's estate shall have the right to exercise this option as to those shares for which installments had accrued under Paragraph 2 hereof as of the date on which Optionee ceased to be a director or employee of the Bancorp or a subsidiary corporation.

     If Optionee terminates his or her directorship or employment because of disability, (as defined in Section 22(e)(3) of the Code), Optionee may exercise this option to the extent he or she is entitled to do so at the date of termination, at any time within one (1) year of the date of termination, or before the expiration date specified in Paragraph 2 hereof, whichever is earlier.

     7. EMPLOYMENT. This Agreement shall not obligate the Bancorp or a subsidiary corporation to employ Optionee for any period, nor shall it interfere in any way with the right of the Bancorp or a subsidiary corporation to reduce Optionee's compensation.

     8. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall have no rights as a shareholder with respect to the Bancorp's stock subject to this option until the date of issuance of stock certificates to Optionee. Except as provided in the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

     9. MODIFICATION AND TERMINATION. The rights of Optionee are subject to modification and termination upon the occurrence of certain events as provided in Sections 13 and 14 of the Plan.

     10. NOTIFICATION OF SALE. Optionee agrees that Optionee, or any person acquiring shares upon exercise of this option, will notify the Bancorp not more than five (5) days after any sale or other disposition of such shares.

     11. REPRESENTATIONS OF OPTIONEE. No shares issuable upon the exercise of this option shall be issued and delivered unless and until the Bancorp has complied with all applicable requirements of California and federal law and of the Securities and Exchange Commission and the California Department of Corporations pertaining to the issuance and sale of such shares, and all applicable listing requirements of the securities exchanges, if any, on which shares of the Bancorp of the same class are then listed. Optionee agrees to ascertain that such requirements shall have been complied with at the time of any exercise of this option. In addition, if the Optionee is an "affiliate" for purposes of the Securities Act of 1933, there may be additional restrictions on the resale of stock, and Optionee therefore agrees to ascertain what those restrictions are and to abide by the restrictions and other applicable federal and state securities laws.

     Furthermore, the Bancorp may, if it deems appropriate, issue stop transfer instructions against any shares of stock purchased upon the exercise of this option and affix to any certificate representing such shares the legends which the Bancorp deems appropriate.

     Optionee represents that the Bancorp, its directors, officers, employees and agents have not and will not provide tax advice with respect to the option, and Optionee agrees to consult with his or her own tax advisor as to the specific tax consequences of the option, including the application and effect of federal, state, local and other tax laws.

     12. NOTICES. Any notice to the Bancorp provided for in this Agreement shall be addressed to it in care of its President or Chief Financial Officer at its main office and any notice to Optionee shall be addressed to Optionee's address on file with the Bancorp or a subsidiary corporation, or to such other address as either may designate to the other in writing. Any notice shall be deemed to be duly given if and when enclosed in a properly sealed envelope and addressed as stated above and deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, any written notice under this Agreement may be given to Optionee in person, and to the Bancorp by personal delivery to its President or Chief Financial Officer.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

OPTIONEE                           CERRITOS VALLEY BANCORP


By                                      By
  --------------------------              ------------------------------

                                        By
                                          ------------------------------